INVENTORIES (Tables)	12 Months Ended
Dec. 31, 2020
INVENTORIES
Schedule of inventories
Figures in million - SA rand	2020	2019	2018
Consumable stores[1]	1,626.8	1,580.8	1,043.5
PGM ore and mill inventory	141.7	127.7	71.0
PGM in process[2]	13,742.4	10,496.9	3,251.7
Gold in process	616.5	309.7	143.3
PGM finished goods	8,709.9	2,958.7	777.8
Other	115.1	29.6	7.5
Total inventories	24,952.4	15,503.4	5,294.8

[1]  The cost of consumable stores consumed during the year and included in operating cost amounted to R16,404.0 million (2019: R12,784.3 million and 2018:  R9,327.9 million)

[2]  Included in PGM in process, is R4,224.5 million (2019: R3,826.5 million) relating to the Marikana operations. It also includes R3,846.6 million (2019: R4,182.4 million) relating to SRPM operations due to the processing agreements between SRPM and Anglo American Platinum Limited changing from a purchase of concentrate arrangement to a toll processing arrangement from 1 January 2019